                                WARRANT AGREEMENT

            THIS WARRANT AGREEMENT, dated as of December 9, 1999 by and between eSpeed, Inc., a Delaware corporation (the "Company"), and Martin J. Wygod (the "Grantee").

In accordance with the letter agreement dated as of November 1, 1999 by and between the Company and the Grantee, and in consideration for the services rendered pursuant thereto, the Company hereby grants to the Grantee a warrant (the "Warrant") to purchase shares of the Company's Class A Common Stock (the "Shares") on the following terms and conditions:

1. Number of Shares. The number of Shares subject to the Warrant shall equal 110,000.

2. Exercise Price. The exercise price per Share subject to the Warrant shall equal $22.00.

3. Exercisability/Termination. The Warrant shall be fully exercisable only during the four year period commencing on the first anniversary hereof and ending on the fifth anniversary hereof, at which time any unexercised portion of the Warrant shall terminate. Notwithstanding the foregoing, the Warrant shall terminate upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned subsidiary of any corporation or other entity, unless such other corporation or entity shall continue or assume the Warrant (in which case such other corporation or entity shall be treated as the Company for all purposes hereunder, and shall make appropriate adjustment pursuant to paragraph 5 below in the number and kind of shares of stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Warrant is not to be so assumed, the Company shall notify the Grantee of consummation of such transaction at least ten days in advance thereof.

4. Exercise Procedures. The Grantee shall exercise the Warrant by delivery of written notice to the Company setting forth the number of Shares with respect to which the Warrant is to be exercised, together with a certified check or bank draft payable to the order of the Company for an amount equal to the sum of the exercise price for such Shares.

5. Adjustment Upon Changes in Capitalization. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, any special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Shares such that an adjustment is, in the sole discretion of the Company, appropriate in order to prevent dilution or enlargement of the rights of the Grantee, then the Company shall equitably adjust (i) the number and kind of Shares that may be delivered or deliverable in respect of the Warrant, and/or (ii) the exercise price. In addition, the Company is authorized to make adjustments in the terms and conditions of, and the criteria included in, the Warrant (including, without limitation, cancellation of the Warrant in exchange for its in-the-money value, if any, or substitution of the Warrant using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, an event described in the preceding sentence) affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

6. Restrictions on Issuing Stock. The Company shall not be obligated to issue or deliver Shares upon exercise of the Warrant or take any other action in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued pursuant to exercise of the Warrant will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

7. Limitations on Transferability. The Warrant will not be transferable by the Grantee except by will or the laws of descent and distribution or to a beneficiary in the event of the Grantee's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors; provided, however, that the Warrant or any portion thereof may be transferred by the Grantee to (a) trusts established for the benefit of his children, stepchildren and grandchildren or (b) charities. Any such transferee shall be bound by the terms of this Agreement.

8. Taxes. The Grantee shall be responsible for the payment of all income, social security taxes and Medicare taxes related to the exercise of the Warrant, and shall indemnify the Company against any liability it may incur with respect to such taxes, including by reason of the Company not withholding any such taxes on behalf of the Grantee.

9. No Stockholder Rights. The Warrant shall not confer on the Grantee any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred and delivered to the Grantee upon exercise of the Warrant.

10. Piggyback Registration Rights. If the Company intends to register securities of any of its shareholders for an offering to the public while the Warrant is exercisable, the Company shall notify the Grantee of its intention to do so and, subject to such limitations as shall affect all selling shareholders equally and as may be imposed by any underwriter of such offering or by law, the Grantee may irrevocably elect to participate in such offering on a pari passu basis with any other selling shareholders (other than the Investors (as defined in the Registration Rights Agreement dated as of date of the closing of the Company's initial public offering, between the Company and the Investors) who shall have priority over the Grantee on any cutback) based on the relative number of shares owned and options or warrants vested of each of such other selling shareholders (and its affiliates and permitted assigns) and the Grantee (the "Pari Passu Percentage"). Such participation shall be under the same terms and conditions as may apply to such other shareholders, provided that the Grantee shall not have any rights to select the underwriter or similar matters given to the other shareholders. The Grantee shall make any election within 30 days of receipt of such notice of intent to register by a writing given to the Secretary of the Company, which writing shall indicate his irrevocable election to sell in the intended offering, the number of Shares he wishes to sell and the portion thereof to be included by him. The Grantee's notice may not be for less than 50% of the number of Shares of the Grantee. The Grantee shall be responsible for delivery of the Shares covered by the notice on a timely basis. The Company shall only have to give notice of intent to register under this paragraph to the Grantee and any notice of intent to participate shall only be valid if received from the Grantee (or in the event of his death, his executor). The Company may at any time abandon any offering. The Company or the underwriter may at any time cutback (including, without limitation, limiting the amount to the extent a prior amount had not been specified) on the number of shares in any offering in which the Company is offering shares and the underwriter may at any time cutback (including, without limitation, limiting the amount to the extent a prior amount had not been specified) on the number of shares to be offered by shareholders in any offering in which the Company is not also offering shares. In either such case the Grantee's Shares to be offered shall be proportionately reduced so that the amounts offered by the Grantee and by other shareholders (and their affiliates and permitted assigns) satisfy the Pari Passu Percentage. The Grantee shall have no right to participate in any offering by the Company that does not include any shares owned by other shareholders and the provision of this paragraph shall not apply to any registration on Form S-8, or otherwise with regard to securities of compensatory plans of the Company, or any registration relating to business acquisitions on Form S-1 or Form S-4. The Grantee shall sign such underwriting and other agreements in the same forms as signed by the other participating shareholders.

11. Demand Registration Right. Subject to the Company's qualification to use a Form S-3, from and after the date that is one year after the date hereof, the Grantee may request, in writing, registration (the "Demand Registration") under the Securities Act of 1933, as amended (the "Securities Act"), of all or a portion of the Shares and the Shares underlying the warrant granted on the date hereof to Pamela S. Wygod, Trustee under the Trust Agreement dated 12/30/87 for the benefit of Adam Yellin ("the "Other Shares") on Form S-3; provided, however, that such request must include at least 75% of the aggregate of the Shares and the Other Shares. Thereafter, the Company will use all reasonable efforts to effect the Demand Registration under the Securities Act within thirty (30) days after the receipt of the request. The Company shall not be required to effect the Demand Registration requested by the

      Grantee if either (a) within the six (6) months preceding the receipt by the Company of such request, the Company has filed a registration statement to which the Piggyback Registration rights set forth in Section 10 hereof apply or (b) such Grantee may sell the Shares and the Other Shares requested to be included in the Demand Registration without registration under the Securities Act, pursuant to the exemption provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or registration adopted by the Commission. The Granter shall be entitle to no more than one (1) Demand Registration. The Company agrees to keep the Demand Registration effective for a period of sixty (60) days beyond the effective date.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, this Warrant Agreement has been executed and delivered by the parties hereto on the date first written above.

                                        eSPEED, INC.

                                        By /s/ Douglas B. Gardner
                                           -------------------------------------
                                           Name: Douglas B. Gardner
                                           Title: Vice Chairman


                                        GRANTEE:

                                        /s/ Martin J. Wygod
                                        ----------------------------------------
                                        Martin J. Wygod

                                WARRANT AGREEMENT

            THIS WARRANT AGREEMENT, dated as of December 9, 1999 by and between eSpeed, Inc., a Delaware corporation (the "Company"), and Pamela S. Wygod, Trustee under the Trust Agreement dated 12/30/87 for the benefit of Adam Yellin (the "Grantee").

In accordance with the letter agreement dated as of November 1, 1999 by and between the Company and the Grantee, and in consideration for the services rendered pursuant thereto, the Company hereby grants to the Grantee a warrant (the "Warrant") to purchase shares of the Company's Class A Common Stock (the "Shares") on the following terms and conditions:

1. Number of Shares. The number of Shares subject to the Warrant shall equal 25,000.

13. Exercise Price. The exercise price per Share subject to the Warrant shall equal $ 22.00.

14. Exercisability/Termination. The Warrant shall be fully exercisable only during the four year period commencing on the first anniversary hereof and ending on the fifth anniversary hereof, at which time any unexercised portion of the Warrant shall terminate. Notwithstanding the foregoing, the Warrant shall terminate upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned subsidiary of any corporation or other entity, unless such other corporation or entity shall continue or assume the Warrant (in which case such other corporation or entity shall be treated as the Company for all purposes hereunder, and shall make appropriate adjustment pursuant to paragraph 5 below in the number and kind of shares of stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Warrant is not to be so assumed, the Company shall notify the Grantee of consummation of such transaction at least ten days in advance thereof.

15. Exercise Procedures. The Grantee shall exercise the Warrant by delivery of written notice to the Company setting forth the number of Shares with respect to which the Warrant is to be exercised, together with a certified check or bank draft payable to the order of the Company for an amount equal to the sum of the exercise price for such Shares.

16. Adjustment Upon Changes in Capitalization. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, any special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Shares such that an adjustment is, in the sole discretion of the Company, appropriate in order to prevent dilution or enlargement of the rights of the Grantee, then the Company shall equitably adjust (i) the number and kind of Shares that may be delivered or deliverable in respect of the Warrant, and/or (ii) the exercise price. In addition, the Company is authorized to make adjustments in the terms and conditions of, and the criteria included in, the Warrant (including, without limitation, cancellation of the Warrant in exchange for its in-the-money value, if any, or substitution of the Warrant using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, an event described in the preceding sentence) affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

17. Restrictions on Issuing Stock. The Company shall not be obligated to issue or deliver Shares upon exercise of the Warrant or take any other action in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued pursuant to exercise of the Warrant will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

18. Limitations on Transferability. The Warrant will not be transferable by the Grantee except by will or the laws of descent and distribution or to a beneficiary in the event of the Grantee's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors; provided, however, that the Warrant or any portion thereof may be transferred by the Grantee to (a) trusts established for the benefit of his children, stepchildren and grandchildren or (b) charities. Any such transferee shall be bound by the terms of this Agreement.

19. Taxes. The Grantee shall be responsible for the payment of all income, social security taxes and Medicare taxes related to the exercise of the Warrant, and shall indemnify the Company against any liability it may incur with respect to such taxes, including by reason of the Company not withholding any such taxes on behalf of the Grantee.

20. No Stockholder Rights. The Warrant shall not confer on the Grantee any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred and delivered to the Grantee upon exercise of the Warrant.

21. Piggyback Registration Rights. If the Company intends to register securities of any of its shareholders for an offering to the public while the Warrant is exercisable, the Company shall notify the Grantee of its intention to do so and, subject to such limitations as shall affect all selling shareholders equally and as may be imposed by any underwriter of such offering or by law, the Grantee may irrevocably elect to participate in such offering on a pari passu basis with any other selling shareholders (other than the Investors (as defined in the Registration

      Rights Agreement dated as of the date of the closing of the Company's initial public offering, between the Company and the Investors) who shall have priority over the Grantee on any cutback) based on the relative number of shares owned and options or warrants vested of each of such other selling shareholders (and its affiliates and permitted assigns) and the Grantee (the "Pari Passu Percentage"). Such participation shall be under the same terms and conditions as may apply to such other shareholders, provided that the Grantee shall not have any rights to select the underwriter or similar matters given to the other shareholders. The Grantee shall make any election within 30 days of receipt of such notice of intent to register by a writing given to the Secretary of the Company, which writing shall indicate his irrevocable election to sell in the intended offering, the number of Shares he wishes to sell and the portion thereof to be included by him. The Grantee's notice may not be for less than 50% of the number of Shares of the Grantee. The Grantee shall be responsible for delivery of the Shares covered by the notice on a timely basis. The Company shall only have to give notice of intent to register under this paragraph to the Grantee and any notice of intent to participate shall only be valid if received from the Grantee (or in the event of his death, his executor). The Company may at any time abandon any offering. The Company or the underwriter may at any time cutback (including, without limitation, limiting the amount to the extent a prior amount had not been specified) on the number of shares in any offering in which the Company is offering shares and the underwriter may at any time cutback (including, without limitation, limiting the amount to the extent a prior amount had not been specified) on the number of shares to be offered by shareholders in any offering in which the Company is not also offering shares. In either such case the Grantee's Shares to be offered shall be proportionately reduced so that the amounts offered by the Grantee and by other shareholders (and their affiliates and permitted assigns) satisfy the Pari Passu Percentage. The Grantee shall have no right to participate in any offering by the Company that does not include any shares owned by other shareholders and the provision of this paragraph shall not apply to any registration on Form S-8, or otherwise with regard to securities of compensatory plans of the Company, or any registration relating to business acquisitions on Form S-1 or Form S-4. The Grantee shall sign such underwriting and other agreements in the same forms as signed by the other participating shareholders.

22. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, this Warrant Agreement has been executed and delivered by the parties hereto on the date first written above.

                                        eSPEED, INC.

                                        By /s/ Douglas B. Gardner
                                           -------------------------------------
                                           Name: Douglas B. Gardner
                                           Title: Vice Chairman


                                        GRANTEE:

                                        /s/ Pamela S. Wygod
                                        ----------------------------------------
                                        Pamela S. Wygod